Exhibit A

                              AMENDED AND RESTATED
                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D
                         ------------------------------


The undersigned hereby agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  July 22, 2004
                                    WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                    By: WCAS IX Associates, LLC, General Partner

                                    By:  /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Managing Member

                                    WCAS IX ASSOCIATES, LLC

                                    By: /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Managing Member

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Patrick J. Welsh

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Russell L. Carson

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Bruce K. Anderson

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Thomas E. McInerney

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Robert A. Minicucci

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Anthony J. de Nicola

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Paul B. Queally

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/D. Scott Mackesy

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Sanjay Swani

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/John D. Clark

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/James R. Matthews

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Sean D. Traynor

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/John Almeida

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Jonathan M. Rather

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Eric J. Lee

                                    /s/ George Weigers
                                    --------------------------------------------
                                    George Weigers

                                    /s/ Joelle M. Kayden
                                    --------------------------------------------
                                    Joelle M. Kayden

                                    /s/ Jonathan M. Rather
                                    --------------------------------------------
                                    Attorney-in-Fact/Kenneth Melkus

                                    /s/ Rocco Ortenzio
                                    --------------------------------------------
                                    Rocco Ortenzio

                                    /s/ Robert A. Ortenzio
                                    --------------------------------------------
                                    Robert A. Ortenzio

                                    /s/ Lloyd K. Everson
                                    --------------------------------------------
                                    Lloyd K. Everson

                                    /s/ R. Dale Ross
                                    --------------------------------------------
                                    R. Dale Ross

                                    /s/ Bruce D. Broussard
                                    --------------------------------------------
                                    Bruce D. Broussard

                                    /s/ Atul Dhir
                                    --------------------------------------------
                                    Atul Dhir

                                    /s/ George D. Morgan
                                    --------------------------------------------
                                    George D. Morgan

                                    /s/ Leo E. Sands
                                    --------------------------------------------
                                    Leo E. Sands

                                    /s/ Phillip H. Watts
                                    --------------------------------------------
                                    Phillip H. Watts